Acquisition Date Fair Value of Assets Acquired and Liabilities Assumed (Detail) (USD $)	Jun. 30, 2012	Mar. 31, 2012
Business Acquisition [Line Items]
Business Acquisition, purchase price allocated to cash	$ 378,436	$ 378,436
Business Acquisition, purchase price allocated to Oil and gas property	24,020,538	24,020,538
Business Acquisition, purchase price allocated to accounts payable	(11,618)	(11,618)
Total Purchase Consideration	$ 24,387,356	$ 24,387,356